UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 4, 2026

ENHANCED GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Texas	001-42769	42-2394886
(State or other jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification Number)

169 Madison Ave, Suite 15101 New York, NY	10016
(Address of principal executive offices)	(Zip Code)
N/A
(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ENHA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K of Enhanced Group Inc. (the "Company") filed with the Securities and Exchange Commission on November 5, 2026 (the "Original Report"). As disclosed in the Original Report, the Company entered into Exchange Agreements with certain holders of shares of DEAG Deutsche Entertainment Aktiengesellschaft, a German live-entertainment company ("DEAG") and agreed to a form of Lock-Up Agreement, and stated its intention to file those agreements as exhibits to an amendment to the Original Report.

This Amendment is being filed to file as Exhibits 10.3 through 10.6 (A) the Exchange Agreement with Apeiron Investment Group Ltd., (B) the Exchange Agreement with Apeiron SICAV Limited – Live Opportunities Fund, (C) the form of Exchange Agreement entered into with each of Galaxy Group Funding ECI U LLC, Apeiron 101 Ltd. and B72 Ventures GmbH, and (D) the form of Lock-Up Agreement. Except as described herein, this Amendment does not modify or update any disclosure in the Original Report, and the information in the Original Report speaks as of its date.

Item 1.01 Entry into a Material Definitive Agreement
The information set forth in Item 1.01 of the Original Report is incorporated herein by reference. The descriptions of the Exchange Agreements and the Lock-Up Agreement in the Original Report do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies or forms of which are filed as Exhibits 10.3 through 10.6 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
10.3*	Exchange Agreement, dated as of November 4, 2026, by and between Enhanced Group Inc. and Apeiron Investment Group Ltd.
10.4*	Exchange Agreement, dated as of November 4, 2026, by and between Enhanced Group Inc. and Apeiron SICAV Limited – Live Opportunities Fund
10.5*+	Form of Exchange Agreement, dated as of November 4, 2026, by and between Enhanced Group Inc. and each holder listed on the schedule thereto
10.6	Form of Lock-Up Agreement, by and between Enhanced Group Inc. and each Exchange Holder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and certain personal information has been omitted pursuant to Item 601(a)(6) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

+ Filed in the form executed by each holder identified in the schedule attached to such exhibit pursuant to Instruction 2 to Item 601(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 9, 2026

Enhanced Group Inc.

By:	/s/ Siddhartha Banthiya
Name	Siddhartha Banthiya
Title	Chief Financial Officer

Schedule to Exhibit 10.5

Pursuant to Instruction 2 to Item 601(a) of Regulation S-K, the Company has entered into the following agreements, which are substantially identical in all material respects to the form filed as Exhibit 10.5 except as to the parties, dates and share amounts set forth below.

Holder	Date	DEAG Shares Exchanged	Enhanced Class A Shares Issuable
Galaxy Group Funding ECI U LLC	November 4, 2026	2,691,817	1,543,757
Apeiron 101 Ltd.	November 4, 2026	283,479	162,575
B72 Ventures GmbH	November 4, 2026	190,363	109,173